Exhibit 99.1
FOR IMMEDIATE RELEASE
Ultimate Software Reports Q2 2006 Financial Results
$5.7 Million in New ARR, 28% Recurring Revenue Growth,
and 33% Total Revenue Growth
Weston, FL, July 25, 2006— The Ultimate Software Group, Inc. (Nasdaq: ULTI), a leading provider of human resources, payroll, and workforce management solutions, today announced financial results for its second quarter of 2006. For the quarter ended June 30, 2006, the Company reported an increase in total revenues of 33%, as compared with the second quarter of 2005, to $28.3 million. Recurring revenues were $15.5 million, a 28% increase compared with the second quarter of the previous year. Services revenues were $8.3 million and license revenues were $4.5 million.
New annual recurring revenues (ARR), as defined in Financial Highlights below, were $5.7 million for the second quarter of 2006, a 26% increase over the second quarter of 2005.
On a generally accepted accounting principles (GAAP) basis, the Company reported net income of $2.2 million, or $0.08 per diluted share, as compared with net income of $0.7 million, or $0.03 per diluted share, in the same period of 2005.
Non-GAAP net income (excluding stock-based compensation) for the quarter ended June 30, 2006 was $3.3 million, or $0.12 per diluted share. Please refer to “Use of Non-GAAP Financial Information” in this press release.
“We are very pleased with our second quarter and first half results for 2006, and our pipeline is very strong. As market knowledge of Ultimate Software’s track record for high quality products and customer service becomes more widespread, we’ve seen increased acceptance levels for our solutions,” said Scott Scherr, CEO, president, and founder of Ultimate Software.
“We believe that Ultimate Software has achieved a fundamental change in its position within the HR/workforce management industry, from innovative contender to a mainstream leader. Our customers are highly referenceable and have told us that Ultimate Software delivers both product excellence and the highest quality service. The long tenure, passion, and commitment of our employees have driven that success,” added Mr. Scherr.
Ultimate Software’s financial results teleconference will be held today, July 25, 2006, at 5:00 p.m. Eastern Time, via World Investor Link at http://www.vcall.com/IC/CEPage.asp?ID=103179. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance may be discussed during the teleconference call.
Financial Highlights
•	New ARR attributable to sales during the second quarter of 2006 were $5.7 million, compared with $4.5 million for the second quarter of 2005. New ARR, annual recurring revenues, represent the expected one-year value from (i) new sales of our hosted offering known as Intersourcing (including prorated onetime charges); (ii) maintenance revenues related to new license sales of our UltiPro product; (iii) recurring revenues from new business service providers (BSPs), as well as recurring revenues from new sales by existing BSPs; and (iv) recurring revenues from additional sales to Ultimate Software’s existing client base.
•	Recurring revenues — consisting of maintenance revenues, Intersourcing revenues from our hosted offering of UltiPro, and subscription revenues from per-employee-per-month fees generated by business service providers — grew by 28% for the second quarter of 2006 compared with the same quarter of 2005. Intersourcing revenues and, to a lesser extent, maintenance revenues, were the principal factors in the year-over-year growth in recurring revenues.

•	The combination of cash, cash equivalents, and marketable securities was $36.7 million as of June 30, 2006 as compared with $32.8 million as of December 31, 2005.

•	Days sales outstanding were 61 days for the quarter ended June 30, 2006, representing a reduction of 6 days since December 31, 2005.
Financial Outlook
Ultimate Software reaffirms the financial guidance provided in its February 9, 2006 release to:
•	increase new ARR in 2006 by more than 25% over 2005,

•	grow recurring revenues by 27% to 30% in 2006 compared with 2005,

•	increase total revenues by 20% to 23% in 2006 compared with 2005, and

•	produce operating margins, on a non-GAAP basis, between 9% and 12%. Stock-based compensation for the full fiscal year 2006, as recorded under GAAP, is expected to range from $4.5 million to $5.0 million.
Use of Non-GAAP Financial Information
This press release contains non-GAAP financial measures. Ultimate Software believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Management of the Company uses these non-GAAP results to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures may be different from non-GAAP financial measures used by other companies.
These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). Ultimate Software strongly urges investors and potential investors in the Company’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Reconciliation of Unaudited Condensed Consolidated Statements of Operations to Non-GAAP Unaudited Condensed Consolidated Statement of Operations”) and not to rely on any single financial measure to evaluate its business.
Ultimate Software presents the following non-GAAP financial measures in this press release: non-GAAP net income, non-GAAP net income per share, and non-GAAP operating margins. We exclude the following item from each of these non-GAAP financial measures:
Stock-based compensation. As required, the Company adopted SFAS 123(R) during the first quarter of 2006. Stock-based compensation, including the impact of the newly adopted SFAS 123(R) and restricted stock amortization, was $1.1 million for the three months ended June 30, 2006 and $2.7 million for the six months ended June 30, 2006. Stock-based compensation expenses are excluded in the non-GAAP financial measures because they are non-cash expenses that the Company does not consider part of ongoing operations when assessing its financial performance. Such exclusion also provides a better comparison of results for fiscal 2006 and the

Company’s business outlook for future periods with results for periods prior to 2006, which did not include stock-based compensation (except for a nominal amount related to options granted to certain members of the Board for Board-related services that were recorded in accordance with APB Opinion No. 25). The dilutive effect of all outstanding options is included in the calculation of diluted earnings per share on both a GAAP and a non-GAAP basis.
Forward-Looking Statement
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof or thereof, as applicable. These statements, including Ultimate Software’s financial outlook for 2006 (discussed above), involve known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in the Company’s quarterly operating results, concentration of the Company’s product offerings, development risks involved with new products and technologies, competition, the Company’s relationships with third parties, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
About Ultimate Software
Ultimate Software, a leading provider of human resources, payroll and workforce management solutions, markets award-winning UltiPro Workforce Management as licensed software and as a hosted service through Intersourcing. Employing approximately 550 professionals who are focused on developing the highest quality products and services, Ultimate Software was ranked third on the 2006 Best Medium-Sized Companies to Work for in America list by the Great Place to Work Institute and the Society for Human Resource Management. Also in 2006, Ultimate Software’s Customer Services team earned a first-place STAR award from the Service and Support Professionals Association (SSPA) and a first place in the Best Customer Service Organization category from the American Business Awards. Ultimate Software customers represent diverse industries and include such organizations as The Container Store, Elizabeth Arden, Major League Baseball, The New York Yankees Baseball Team, Nintendo of America, Ruth’s Chris Steak House, and SkyWest Airlines. More information on Ultimate Software’s products and services can be found at www.ultimatesoftware.com
UltiPro and Intersourcing are registered trademarks of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact:	Mitchell K. Dauerman Chief Financial Officer and Investor Relations Phone: 954-331-7369 E-mail: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARY
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2006 (1)	2005 (1)	2006 (1)	2005 (1)
Revenues:
Recurring	$15,531	$12,141	$29,969	$23,729
Services	8,335	6,389	16,562	12,565
License	4,472	2,778	6,458	5,162

Total revenues	28,338	21,308	52,989	41,456

Cost of revenues:
Recurring	4,325	3,367	8,437	6,436
Services	6,404	4,786	13,369	9,820
License	391	176	647	299

Total cost of revenues	11,120	8,329	22,453	16,555

Gross Profit	17,218	12,979	30,536	24,901

Operating expenses:
Sales and marketing	7,548	5,267	14,490	10,457
Research and development	5,273	5,184	10,646	9,986
General and administrative	2,556	1,948	4,998	3,756

Total operating expenses	15,377	12,399	30,134	24,199

Operating income	1,841	580	402	702
Interest expense	(60)	(61)	(100)	(116)
Interest and other income	390	170	730	303

Net income	$2,171	$689	$1,032	$889

Net income per share:
Basic	$0.09	$0.03	$0.04	$0.04

Diluted	$0.08	$0.03	$0.04	$0.03

Weighted average shares outstanding:
Basic	24,078	22,952	23,894	22,751

Diluted	27,311	26,023	27,211	25,730

(1)	Net income for the three and six months ended June 30, 2006 included stock-based compensation of $1.1 million and $2.7 million, respectively, which included the impact of adopting SFAS 123(R) effective January 1, 2006 and, to a lesser extent, options granted to certain members of the Board of Directors as payment for Board-related Services recorded in accordance with SFAS 123(R) and the issuance of restricted stock awards and stock units. Net income for the three and six months ended June 30, 2005 included stock-based compensation related to options granted to certain members of the Board for Board-related Services recorded in accordance with APB Opinion No. 25.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARY
Reconciliation of Unaudited Condensed Consolidated Statements of Operations to
Non-GAAP Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended June 30, 2006
			Non-GAAP,
	GAAP	Adjustments (1)	As Adjusted

Revenues	$28,338	$—	$28,338

Cost of revenues:
Recurring	4,325	(80)	4,245
Services	6,404	(149)	6,255
License	391	(1)	390

Total cost of revenues	11,120	(230)	10,890

Gross profit	17,218	(230)	17,448

Operating expenses:
Sales and marketing	7,548	(517)	7,031
Research and development	5,273	(102)	5,171
General and administrative	2,556	(248)	2,308

Total operating expenses	15,377	(867)	14,510

Operating income	1,841	1,097	2,938
Interest expense	(60)	—	(60)
Interest and other income	390	—	390

Net income	$2,171	$1,097	$3,268

Net income per share:
Basic	$0.09		$0.14

Diluted	$0.08		$0.12

Weighted average shares outstanding:
Basic	24,078		24,078

Diluted	27,311		27,311

(1)	The following table summarizes the non-GAAP adjustment:

Three Months Ended
June 30, 2006
Net income, GAAP	$2,171
Stock-based compensation	1,097

Net income, non-GAAP	$3,268

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARY
Reconciliation of Unaudited Condensed Consolidated Statements of Operations to
Non-GAAP Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Six Months Ended June 30, 2006
			Non-GAAP,
	GAAP	Adjustments (1)	As Adjusted

Revenues	$52,989	$—	$52,989

Cost of revenues:
Recurring	8,437	(200)	8,237
Services	13,369	(448)	12,921
License	647	(4)	643

Total cost of revenues	22,453	(652)	21,801

Gross profit	30,536	(652)	31,188
Operating expenses:
Sales and marketing	14,490	(1,246)	13,244
Research and development	10,646	(296)	10,350
General and administrative	4,998	(519)	4,479

Total operating expenses	30,134	(2,061)	28,073

Operating income	402	2,713	3,115
Interest expense	(100)	—	(100)
Interest and other income	730	—	730

Net income	$1,032	$2,713	$3,745

Net income per share:
Basic	$0.04		$0.16

Diluted	$0.04		$0.14

Weighted average shares outstanding:
Basic	23,894		23,894

Diluted	27,211		27,211

(1)	The following table summarizes the non-GAAP adjustment:

Six Months Ended
June 30, 2006
Net income, GAAP	$1,032
Stock-based compensation	2,713

Net income, non-GAAP	$3,745

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARY
NON-GAAP UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
	Non-GAAP (1)		Non-GAAP (1)
Revenues:
Recurring	$15,531	$12,141	$29,969	$23,729
Services	8,335	6,389	16,562	12,565
License	4,472	2,778	6,458	5,162

Total revenues	28,338	21,308	52,989	41,456

Cost of revenues:
Recurring	4,245	3,367	8,237	6,436
Services	6,255	4,786	12,921	9,820
License	390	176	643	299

Total cost of revenues	10,890	8,329	21,801	16,555

Gross profit	17,448	12,979	31,188	24,901

Operating expenses:
Sales and marketing	7,031	5,267	13,244	10,457
Research and development	5,171	5,184	10,350	9,986
General and administrative	2,308	1,897	4,479	3,671

Total operating expenses	14,510	12,348	28,073	24,114

Operating income	2,938	631	3,115	787
Interest expense	(60)	(61)	(100)	(116)
Interest and other income	390	170	730	303

Net income	$3,268	$740	$3,745	$974

Net income per share:
Basic	$0.14	$0.03	$0.16	$0.04

Diluted	$0.12	$0.03	$0.14	$0.04

Weighted average shares outstanding:
Basic	24,078	22,952	23,894	22,751

Diluted	27,311	26,023	27,211	25,730

(1)	The following table summarizes the non-GAAP adjustment:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
Net income, GAAP	$2,171	$689	$1,032	$889
Stock-based compensation *	1,097	51	2,713	85

Net income, non-GAAP	$3,268	$740	$3,745	$974

* Stock-based compensation (“SBC”) in 2006 includes the impact of adopting SFAS 123(R) effective January 1, 2006 and, to a lesser extent, options granted to certain members of the Board of Directors as payment for services rendered as board members (“Board-related Services”) recorded in accordance with SFAS 123(R) and the issuance of restricted stock awards and units. SBC in 2005 relates to options granted to certain members of the Board for Board-related Services recorded in accordance with APB Opinion No. 25.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARY
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share data)

	As of	As of
	June 30,	December 31,
	2006	2005
ASSETS
Current assets:
Cash and cash equivalents	$19,834	$17,731
Accounts receivable, net	19,043	18,126
Short-term investments in marketable securities	16,825	14,422
Prepaid expenses and other current assets	6,356	5,526

Total current assets	62,058	55,805
Property and equipment, net	11,363	10,026
Capitalized software, net	1,030	238
Long-term investments in marketable securities	—	613
Other assets, net	4,283	2,899

Total assets	$78,734	$69,581

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,439	$2,613
Accrued expenses	7,151	6,832
Current portion of deferred revenue	31,315	29,385
Current portion of capital lease obligations	1,271	1,393
Current portion of long-term debt	506	338

Total current liabilities	42,682	40,561
Deferred revenue, net of current portion	4,941	3,646
Capital lease obligations, net of current portion	966	966
Long-term debt, net of current portion	445	862
Other long-term liabilities	795	—

Total liabilities	49,829	46,035

Stockholders’ equity:
Preferred Stock, $.01 par value	—	—
Series A Junior Participating Preferred Stock, $.01 par value	—	—
Common Stock, $.01 par value	246	238
Additional paid-in capital	118,338	110,245
Accumulated other comprehensive loss	(40)	(31)
Accumulated deficit	(84,820)	(85,852)

	33,724	24,600
Treasury Stock, at cost	(4,819)	(1,054)

Total stockholders’ equity	28,905	23,546

Total liabilities and stockholders’ equity	$78,734	$69,581